                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 25, 2002

                             SUNTERRA CORPORATION
            (Exact name of registrant as specified in its charter)

            Maryland                     000-21193                    95-4582157
(State or other jurisdiction of   (Commission File Number)  (IRS Employer Identification No.)
          incorporation)

                            1781 Park Center Drive
                            Orlando, Florida 32835
                              "www.sunterra.com"
                   (Address of Principal Executive Offices)

                                 407-532-1000
             (Registrant's telephone number, including area code)

Item 3.   Bankruptcy or Receivership.

          As previously reported in a Form 8-K filed on June 2, 2000, the Registrant and 36 of its affiliates filed voluntary petitions for bankruptcy under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Maryland (Baltimore) (the "Bankruptcy Court"). Subsequently, two additional affiliates filed voluntary petitions under the Bankruptcy Code (the Company and the affiliated debtors being referred to herein collectively as the "Debtors"). The Chapter 11 cases have been consolidated for procedural purposes and are being jointly administered under Case No. 00-5-6931-55-JS.

          On January 31, 2002, the Debtors filed a Joint Plan of Reorganization (the "Plan") with the Bankruptcy Court. This Plan is a proposed plan. Neither the Plan nor the corresponding proposed disclosure statement has been approved
by the Bankruptcy Court.   Accordingly, both the Plan and the disclosure
statement remain subject to supplementation, modification and amendment and to such approval. A copy of the Plan, and of the press release issued by the Registrant on January 31, 2002 with respect to the filing of the Plan and the other matters referred to herein, are being filed as exhibits to this Current Report on Form 8-K.

Item 5.   Other Events and Regulation FD Disclosure.

          Agreements with Finova Capital Corporation and Greenwich Capital
          ----------------------------------------------------------------
Markets, Inc.
-------------

          On January 25, 2002, pursuant to order of the Bankruptcy Court, the Registrant entered into two agreements: a Payoff Agreement and Mutual Release (the "Finova Agreement") among the Registrant and certain of its affiliates ("Sunterra Parties") and Finova Capital Corporation ("Finova") and a First Amendment to Financing Agreement (the "DIP Facility Amendment") among the Registrant, certain of its affiliates and Greenwich Capital Markets, Inc. ("Greenwich").

          The Finova Agreement provides for the payment by the Sunterra Parties of various loans from and financing facilities (" Finova Loans") with Finova or its affiliates and the return by Finova of collateral securing the Finova Loans. Pursuant to the Finova Agreement, on January 28, 2002 the Sunterra Parties paid Finova, in cash and by application of other funds, $100 million (determined after giving effect to a prior release to Finova of $5 million held by Finova as cash collateral). The payment to Finova represented a discount of approximately $25 million from the principal amount of the Finova Loans, one-half of which discount was paid as a fee to Greenwich. Pursuant to the Finova Agreement, each of the Sunterra Parties and Finova released the other parties from liabilities and obligations relating to the Finova Loans and certain other matters, including those that were the subject of pending litigation between the parties. The Sunterra Parties obtained a portion of the funds to pay the Finova Loans from term loans under the DIP Financing Facility (as defined below).

          The DIP Facility Amendment amends the Financing Agreement dated as of April 20, 2001 (the "DIP Financing Facility") among the Debtors and Greenwich, which agreement provides debtor-in-possession financing for the Debtors. The DIP Facility Amendment increases, subject to certain conditions, the amounts that may be borrowed by the

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Debtors thereunder, changes the maturity date of the loans under the DIP
Financing Facility from June 30 to April 30, 2002 (subject to the ability of the Debtors to extend such date to June 30, 2002 upon meeting certain requirements), changes certain of the covenants of the Debtors and adds additional covenants, requires the debtors to obtain by April 30, 2002 a commitment for financing for emergence from the Chapter 11 proceedings and provides for the payment of certain additional fees to Greenwich (including fees payable in connection with the payment of the Finova Loans discussed above).

          Copies of the Finova Agreement and the DIP Facility Amendment are being filed as exhibits to this Current Report on Form 8-K.

          Review with Respect to Certain Financial Statements
          ---------------------------------------------------

          In connection with the pending audit of its consolidated financial statements for the year ended December 31, 2000, the Registrant and its independent auditor have identified certain matters that, upon further review, may result in adjustments to the Registrant's consolidated financial statements for 1999 and prior periods. The Registrant and its independent auditor are continuing their review of these matters. The Registrant will announce the results of the review and any impact on such financial statements when the review has been completed, and pending completion of the review such financial statements should not be used or relied upon.

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Item 7.    Financial Statements and Exhibits

          (c)    Exhibits



              Exhibit No.      Description
              -----------      -----------
                 2.1           Debtors' Joint Plan of Reorganization
                               under Chapter 11 of the Bankruptcy Code,
                               dated January 31, 2002.

                 10.1          First Amendment, dated as of January 3,
                               2002, to Financing Agreement, dated as of April 20, 2001, by and among Sunterra
                               Corporation, certain subsidiaries of
                               Sunterra Corporation, the financial
                               institutions from time to time party
                               thereto and Greenwich Capital Markets,
                               Inc., as agent.

                 10.2          Payoff Agreement and Mutual Release,
                               dated as of January 25, 2002, among
                               Sunterra Corporation, certain affiliates of Sunterra Corporation and Finova
                               Capital Corporation.

                 10.3          Amended and Restated Employment
                               Agreement, dated as of November 19, 2001, between Sunterra Corporation and Nicholas
                               Benson.

                 99.1          Press release dated January 31, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SUNTERRA CORPORATION
                                         (Registrant)

Date:  February 8,  2002                 By: /s/ Lawrence E. Young
                                             ---------------------------
                                             Name:  Lawrence E. Young
                                             Title: Chief Financial Officer and
                                                    Vice President

                                 EXHIBIT INDEX
                                 -------------

               Exhibit No               Description
               -----------              -----------

                    2.1                 Debtors' Joint Plan of
                                        Reorganization under Chapter
                                        11 of the Bankruptcy Code,
                                        dated January 31, 2002.

                   10.1                 First Amendment, dated as of
                                        January 3, 2002, to Financing
                                        Agreement, dated as of April
                                        20, 2001, by and among
                                        Sunterra Corporation, certain
                                        subsidiaries of Sunterra
                                        Corporation, the financial
                                        institutions from time to time
                                        party thereto and Greenwich
                                        Capital Markets, Inc., as
                                        agent.

                   10.2                 Payoff Agreement and Mutual
                                        Release, dated as of January
                                        25, 2002, among Sunterra
                                        Corporation, certain
                                        affiliates of Sunterra
                                        Corporation and Finova Capital
                                        Corporation.

                   10.3                 Amended and Restated
                                        Employment Agreement, dated as
                                        of November 19, 2001, between
                                        Sunterra Corporation and
                                        Nicholas Benson.

                   99.1                 Press release dated January
                                        31, 2002.